                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2007
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                            GlobalOptions Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      333-136468               73-1703260
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

     75 Rockefeller Plaza, 27th Floor
            New York, New York                                     10019
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     (Address of principal executive offices)                    (zip code)

       Registrant's telephone number, including area code: (212) 445-6262
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      SILICON VALLEY BANK

      On May 14,  2007,  GlobalOptions,  Inc., a Delaware  corporation  ("Global
Sub") and The Bode Technology Group,  Inc., a Delaware  corporation  ("Bode" and
with  Global  Sub,  the   "Borrowers"),   both   wholly-owned   subsidiaries  of
GlobalOptions  Group,  Inc.  (the  "Company"),  entered into a Third Amended and
Restated Loan and Security  Agreement (the "Loan Agreement") with Silicon Valley
Bank, a California chartered bank (the "Bank").  The Loan Agreement  effectively permits a loan  balance of up to  $15,000,000  at any given time and  includes a facility fee, finance charges and a collateral handling fee.

      Pursuant to the Loan Agreement,  the Borrowers granted the Bank a security interest  in, and pledged and  assigned  to the Bank,  substantially  all of the
Borrowers'  current  and future  acquired  personal  property  (the  "Borrowers'
Collateral").

      On May  14,  2007,  the  Company  reaffirmed  its  Unconditional  Guaranty originally  made on March 8, 2006.  Pursuant to the  reaffirmation,  the Company acknowledged  that  its  guaranty  of the loan  provided  to the  Borrowers  and corresponding  grant of a security  interest in all of its property apply to the
Loan Agreement and any other agreements,  assignments or instruments relating to the  indebtedness  evidenced by the Loan Agreement.  In connection with the Loan
Agreement and Unconditional Guaranty, Bode entered into an Intellectual Property
Security Agreement with the Bank (the "IP Security Agreement") pursuant to which
Bode  granted  the Bank a security  interest  in all of its  rights,  titles and interests in, to and under its intellectual property.

      The  foregoing  description  of the Loan  Agreement is not complete and is qualified in its entirety by  reference  to the full text of such  Agreement,  a copy of which is filed herewith and is incorporated herein by reference.

      JLWA PURCHASE AGREEMENT AND EARNOUT MODIFICATION

      On May 11,  2007,  the Company  reached an  agreement  with the sellers of
James Lee Witt Associates  ("JLWA  Sellers") to enter into a second amendment to the January 13, 2006 asset purchase  agreement,  which was amended  February 28,
2006 ("Seller Modification Agreement").  Under the modification, the Company has agreed to make  additional  payments in the form of cash and common stock and to eliminate entirely the obligations under the earnout provisions of the agreement
(which provided for a maximum additional payout of $15,400,000).

      The additional  payments under the agreement consist of (i) a cash payment of  $2,000,000  paid  on May 14,  2007,  (ii) a cash  payment  of  principal  of
$4,500,000  plus interest at 5.65% per annum under a promissory  note which will be due on January 15, 2008,  subject to a 5% penalty fee if not paid on such due date,  (iii) the issuance of 300,000 shares of common stock on January 15, 2008, which have been  previously  registered  at the time of issuance and (iv) a cash payment of  principal  of  $4,300,000  plus  interest at 11.0% per annum under a promissory  note which  will be due on August 11,  2008,  The JLWA  Sellers  may demand  acceleration of this $4,300,000 cash payment upon the Company completing a qualifying capital raise, pursuant to the promissory note agreement.

      Further,  in  connection  with the  execution  of the Seller  Modification
Agreement,   the  Company   executed  an   amendment  of  the   employment   and
non-competition   agreement  with  James  Lee  Witt.  Under  the  terms  of  the modification, upon termination of employment without good reason, Mr. Witt would be  obligated  to  reimburse  the Company in an amount  equal to (i) twenty five percent  (25%) of the  number of shares  issued to JLWA  Sellers  within  twelve months prior to such  termination and (ii) twenty five percent (25%) of the base salary of Mr. Witt paid within the twelve months prior to such termination.

      SECURE SOURCE

      On May 10, 2007,  the Company  extended until May 31, 2007 the due date of two promissory notes issued to Secure Source, Inc. ("Secure") in connection with the Company's purchase of Secure on May 12, 2006.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See the disclosure  set forth under Item 1.01,  which is  incorporated  by reference into this Item 2.03.

ITEM 8.01.  OTHER EVENTS.

      On May 10, 2007, the Company's Board of Directors approved an amendment to
the   Company's   bylaws  (the   "Bylaws")   to  provide  for  the  issuance  of
uncertificated  shares of Common  Stock.  A copy of the  amended  Article  Four,
Section 4.1 of Bylaws is filed herewith and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) EXHIBITS

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Report.

      Exhibit No.                          Description
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          3.1           Amendment to Article Four,  Section 4.1 of the Company's
                        Bylaws.

         10.1           Third Amended and Restated Loan and Security  Agreement,
                        entered into May 14, 2007, by and between GlobalOptions,
                        Inc., a Delaware corporation, The Bode Technology Group,
                        Inc. and Silicon Valley Bank.

                                       2

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date: May 16, 2007                      GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller, Ph.D.
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                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer